LEASE SCHEDULE

Counterpart No. 1 of 2 Counterparts

LEASE SCHEDULE (“SCHEDULE”) NUMBER: 1651-001

DATED: 03/29/2011

to MASTER LEASE AGREEMENT (“MASTER LEASE”) NUMBER: 1651

LESSEE	LESSOR
Name: All Digital, Inc.	Name: Technology Finance Corporation
Address: 2821 McGaw Avenue Irvine, CA 92614	Address: 15849 N 71St Street Scottsdale, AZ 85254
Attention: John Walpuck JWalpuck@alldigital.com	Attention: Kevin Pruett
Phone Number:	Phone Number: (480) 281-1549
Fax Number:	Fax Number: (480) 323-2552

BILLING ADDRESS	PAYMENT SCHEDULE
Name: All Digital, Inc.	Initial Term 36 ( X ) Months ( ) Quarters
Address: 2821 McGaw Avenue Irvine, CA 92614	Rent $393.00 (payable monthly in advance- Tax not including)
Attention: Accounts Payable Federal ID:
Phone Number:

LOCATION OF PROPERTY	END OF LEASE OPTIONS
Lessee PO Number:	X FMV Purchase or Renewal
Location: 2821 McGaw Avenue
Irvine, CA 92614
Attention:
Phone Number:

PRODUCT DESCRIPTION: SEE ATTACHEMENT A

MASTER LEASE: This original executed Schedule is issued and effective as of the date set forth above. All of the terms, conditions, representations and warranties of the Master Lease identified above are hereby incorporated herein and made a part hereof as if they were expressly set forth in this Schedule and this Schedule constitutes a separately enforceable, complete and independent Lease with respect to the Product described herein. By their execution and delivery of this Schedule, the parties hereby affirm all of the terms, conditions, representations and warranties of the Master Lease.

Counterparts: This Schedule may be executed in any number of counterparts, each of which shall be sequentially numbered. No security interest in this Lease may be created through the transfer or possession of any counterpart other than Counterpart No. 1 of this Schedule, but no transfer or possession of the Master Lease will be required to create a security interest in the Lease evidenced by this Schedule.

Other Terms: Electronic Delivery of Documents. The parties hereto acknowledge that this document was delivered by Lessor to Lessee in electronic format only. Lessee, by executing and delivering this document to Lessor, represents and warrants to Lessor that this document has not been altered or modified in any manner whatsoever from the version that Lessor electronically transmitted to Lessee for execution. Lessee acknowledges that Lessor has relied upon this representation and warranty in accepting from Lessee the executed original of this document. No revisions to Lessor's standard version of this document shall be valid or enforceable except by a written amendment, which is signed by both of the parties hereto.

AGREED AND ACCEPTED BY
LESSOR: Technology Finance Corporation		LESSEE: All Digital, Inc.

By:	/s/	By:	/s/
Name:	Kevin Pruett	Name:
Title:	President	Title:
Date:		Date:

1

ATTACHMENT A

to Lease Schedule 1651-001

Qty	Part #	Description
HP Z6000 Blade Chassis
2	538080-B21	HP PROLIANT Z6000 G6 2U CHASSIS
4	500172-B21	HP 1200W CS SLVR HT PLG PWR SUPPLY KIT
2	570226-B21	HP 1U/2U E-LSERVERS RAIL KIT

HP Support
2	HA104A3 16Q	PROLIANT SL6000 HW SUPPORT

HP SL Blade Series Servers
(2x 2.0GHz QC; 16GB Memory; 2x 500GB SATA)

4	570147-B21	HP SL170ZG6 HALF-WIDTH NODE CTO TRAY
4	539266-L21	HP E5504 SL170Z G6 FIO KIT
4	539266-B21	HP E5504 SL170Z G6 KIT
32	500656-B21	HP 2GB 2RX8 PC3-10600R-9 KIT
4	462828-B21	HP P212/ZM SMART ARRAY CONTROLLER
8	574953-B21	HP 500GB 3G SATA 7.2K 2.5IN QR MDL HDD
4	339778-B21	HP RAID 1 DRIVE 1 FIO SETTING
4	574806-B21	HP I/O RISER X16 SL160/170 G6
4	582657-B21	HP Z6000 2 DRIVE SFF CAGE KIT
4	574001-B21	HP Z6000 P212 / SAS 4HDD CABLE KIT
2	512766-B21	HP Y-CABLE KIT

2

LEASE SCHEDULE

Counterpart No. 2 of 2 Counterparts

LEASE SCHEDULE (“SCHEDULE”) NUMBER: 1651-001

DATED: 03/29/2011

to MASTER LEASE AGREEMENT (“MASTER LEASE”) NUMBER: 1651

LESSEE	LESSOR
Name: All Digital, Inc.	Name: Technology Finance Corporation
Address: 2821 McGaw Avenue Irvine, CA 92614	Address: 15849 N 71St Street Scottsdale, AZ 85254
Attention: John Walpuck JWalpuck@alldigital.com	Attention: Kevin Pruett
Phone Number:	Phone Number: (480) 281-1549
Fax Number:	Fax Number: (480) 323-2552

BILLING ADDRESS	PAYMENT SCHEDULE
Name: All Digital, Inc.	Initial Term 36 ( X ) Months ( ) Quarters
Address: 2821 McGaw Avenue Irvine, CA 92614	Rent $393.00 (payable monthly in advance- Tax not including)
Attention: Accounts Payable Federal ID:
Phone Number:

LOCATION OF PROPERTY	END OF LEASE OPTIONS
Lessee PO Number:	X FMV Purchase or Renewal
Location: 2821 McGaw Avenue
Irvine, CA 92614
Attention:
Phone Number:

PRODUCT DESCRIPTION: SEE ATTACHMENT A

MASTER LEASE: This original executed Schedule is issued and effective as of the date set forth above. All of the terms, conditions, representations and warranties of the Master Lease identified above are hereby incorporated herein and made a part hereof as if they were expressly set forth in this Schedule and this Schedule constitutes a separately enforceable, complete and independent Lease with respect to the Product described herein. By their execution and delivery of this Schedule, the parties hereby affirm all of the terms, conditions, representations and warranties of the Master Lease.

Counterparts: This Schedule may be executed in any number of counterparts, each of which shall be sequentially numbered. No security interest in this Lease may be created through the transfer or possession of any counterpart other than Counterpart No. 1 of this Schedule, but no transfer or possession of the Master Lease will be required to create a security interest in the Lease evidenced by this Schedule.

Other Terms: Electronic Delivery of Documents. The parties hereto acknowledge that this document was delivered by Lessor to Lessee in electronic format only. Lessee, by executing and delivering this document to Lessor, represents and warrants to Lessor that this document has not been altered or modified in any manner whatsoever from the version that Lessor electronically transmitted to Lessee for execution. Lessee acknowledges that Lessor has relied upon this representation and warranty in accepting from Lessee the executed original of this document. No revisions to Lessor's standard version of this document shall be valid or enforceable except by a written amendment, which is signed by both of the parties hereto.

AGREED AND ACCEPTED BY
LESSOR: Technology Finance Corporation		LESSEE: All Digital, Inc.

By:	/s/	By:	/s/
Name:	Kevin Pruett	Name:
Title:	President	Title:
Date:		Date:

3

ATTACHMENT A

to Lease Schedule 1651-001

Qty	Part #	Description
HP Z6000 Blade Chassis
2	538080-B21	HP PROLIANT Z6000 G6 2U CHASSIS
4	500172-B21	HP 1200W CS SLVR HT PLG PWR SUPPLY KIT
2	570226-B21	HP 1U/2U E-LSERVERS RAIL KIT

HP Support
2	HA104A3 16Q	PROLIANT SL6000 HW SUPPORT

HP SL Blade Series Servers
(2x 2.0GHz QC; 16GB Memory; 2x 500GB SATA)

4	570147-B21	HP SL170ZG6 HALF-WIDTH NODE CTO TRAY
4	539266-L21	HP E5504 SL170Z G6 FIO KIT
4	539266-B21	HP E5504 SL170Z G6 KIT
32	500656-B21	HP 2GB 2RX8 PC3-10600R-9 KIT
4	462828-B21	HP P212/ZM SMART ARRAY CONTROLLER
8	574953-B21	HP 500GB 3G SATA 7.2K 2.5IN QR MDL HDD
4	339778-B21	HP RAID 1 DRIVE 1 FIO SETTING
4	574806-B21	HP I/O RISER X16 SL160/170 G6
4	582657-B21	HP Z6000 2 DRIVE SFF CAGE KIT
4	574001-B21	HP Z6000 P212 / SAS 4HDD CABLE KIT
2	512766-B21	HP Y-CABLE KIT

4

Technology Finance Corporation

Insurance Authorization- Return to Technology Finance Corporation

This Insurance Authorization is for equipment leased from:

LESSOR:	Technology Finance Corporation
15849 N 71st Street
Scottsdale, Arizona 85254
RE:	Equipment Schedule No. 1651-002

Our insurance carrier/representative is:

Agent Name: __________________________________________________________

Company Name: __________________________________________________________

Address: __________________________________________________________

City, State & Zip: __________________________________________________________

Phone: __________________________________________________________

Our insurance carrier/representative is directed to accommodate the Lessor named above for the following coverage:

1. Lessor to be named as “Additional Insured”. The following statement shall appear: “Should any of the above described policies be canceled, reduced or altered, the issuing company will mail 30 days prior written notice to the named certificate holder.”

2. Evidence of Insurance in the form of binder(s) is acceptable until formal certificates can be issued. Mail or deliver binder(s) to Lessor address above.

3. Property Insurance

a. “All Risk” physical damage insurance.

b. Reference to Lease Schedule No. 1651-001 to Master Lease Agreement No. 1651 between Lessor and the undersigned Lessee and a description of the covered equipment (the “Product”) should be included.

c. Limits: The full replacement value of the Product but not less than $12,725.00

d. Endorsement naming the LESSOR AND/OR IT ASSIGNEES as Loss Payee.

e. Endorsement giving the Lessor and any assignee of the Lessor 30 days prior written notice of any cancellation, reduction, or alteration of any coverage.

4. Public Liability

a. General liability insurance.

b. Limits: Bodily injury: $1,000,000 per occurrence. Property damage: $250,000 per occurrence. Combined Single Limit: $1,000,000. Products and/or completed operations, and blanket contractual liability to be included.

c. Endorsement naming the LESSOR AND/OR ITS ASSIGNEES as Additional Insured.

d. Endorsement giving Lessor thirty (30) days prior written notice of any cancellation, reduction or alteration of any coverage.

All premiums and other costs associated with the above insurance coverage are the total responsibility of the Lessee.

Product will be located at: 2821 McGaw Avenue Irvine, CA 92614

INSURANCE AGENT: The Lessee’s signature below is your authorization to immediately comply with the instructions and requirements set forth above including immediate submission of binder(s) and subsequent delivery of certificates to the aforementioned Lessor.

LESSEE: All Digital, Inc.

By:	/s/

(Signature)

________________________________________

(Print or Type Name)

________________________________________

(Print or Type Title)

5

Technology Finance Corporation

Insurance Authorization – Forward to your Insurance Agent

This Insurance Authorization is for equipment leased from:

LESSOR:	Technology Finance Corporation
15849 N 71st Street
Scottsdale, Arizona 85254
RE:	Equipment Schedule No. 1651-002

Our insurance carrier/representative is:

Agent Name: __________________________________________________________

Company Name: __________________________________________________________

Address: __________________________________________________________

City, State & Zip: __________________________________________________________

Phone: __________________________________________________________

Our insurance carrier/representative is directed to accommodate the Lessor named above for the following coverage:

1. Lessor to be named as “Additional Insured”. The following statement shall appear: “Should any of the above described policies be canceled, reduced or altered, the issuing company will mail 30 days prior written notice to the named certificate holder.”

2. Evidence of Insurance in the form of binder(s) is acceptable until formal certificates can be issued. Mail or deliver binder(s) to Lessor address above.

3. Property Insurance

a. “All Risk” physical damage insurance.

b. Reference to Lease Schedule No. 1651-001 to Master Lease Agreement No. 1651 between Lessor and the undersigned Lessee and a description of the covered equipment (the “Product”) should be included.

c. Limits: The full replacement value of the Product but not less than $12,725.00

d. Endorsement naming the LESSOR AND/OR IT ASSIGNEES as Loss Payee.

e. Endorsement giving the Lessor and any assignee of the Lessor 30 days prior written notice of any cancellation, reduction, or alteration of any coverage.

4. Public Liability

a. General liability insurance.

b. Limits: Bodily injury: $1,000,000 per occurrence. Property damage: $250,000 per occurrence. Combined Single Limit: $1,000,000. Products and/or completed operations, and blanket contractual liability to be included.

c. Endorsement naming the LESSOR AND/OR ITS ASSIGNEES as Additional Insured.

d. Endorsement giving Lessor thirty (30) days prior written notice of any cancellation, reduction or alteration of any coverage.

All premiums and other costs associated with the above insurance coverage are the total responsibility of the Lessee.

Product will be located at: 2821 McGaw Avenue Irvine, CA 92614

INSURANCE AGENT: The Lessee’s signature below is your authorization to immediately comply with the instructions and requirements set forth above including immediate submission of binder(s) and subsequent delivery of certificates to the aforementioned Lessor.

LESSEE: All Digital, Inc.

By:	/s/

(Signature)

________________________________________

(Print or Type Name)

________________________________________

(Print or Type Title)

6

BILLING INSTRUCTIONS

Thank you for selecting Technology Finance Corporation to handle your equipment leasing needs. In order that we may better serve you, please complete the billing instructions and return this form with the equipment leasing documents being returned to:

Technology Finance Corporation

15849 N 71st Street

Scottsdale, Arizona 85254

Please provide the name of the person that should receive the invoice along with the complete mailing address (including if applicable, room number, mail stop)

Attention: ______________________________________________________

Billing Address:	Company: All Digital, Inc.
Street: ____________________________
City, State, Zip:__________________________

A/P Contact: ________________________________________________

Telephone and Extension: __________________________________________

End User: (if involved in approving invoices): ____________________________________

Telephone and Extension: __________________________________________

Purchase Agent: (if involved in approving invoices): ______________________________

Telephone and Extension: __________________________________________

County: _______________________________

State of Incorporation: California

Federal Tax ID: _______________________________

If your purchasing department requires we reference a purchase order in order to process our invoices please attach a copy of your purchase order to this form.

Purchase Order Number: __________________

How many days are required for your Accounts Payable Group to process an invoice to ensure that we receive payment by the payment due date? ____________________

Is your company tax exempt, or does your company pay sales and use tax directly to the taxing authorities? YES __________ NO __________. If yes, please attach a copy of the tax exemption certificate or direct pay permit to this form.

7

Thank you

CERTIFICATE OF INCUMBENCY

of All Digital, Inc.

RE:	Master Lease Agreement No. 1651 (“Master Lease”) between Technology Finance Corporation as Lessor and All Digital, Inc. as Lessee (the "Company"), and all documents related thereto.

I hereby certify that (i) I am the [Assistant] Secretary of the Company; and (ii) the Company is a corporation organized under the laws of the state of California. I further certify that the person(s) listed below has/have the title(s) as designated below and that the signature(s) appearing below is/are the genuine signature(s) of such person(s). Such person(s) has/have the power and authority to execute any and all documents on behalf of the Company relating to any lease or financing transactions entered into pursuant to the above referenced Master Lease and to bind the Company to perform in accordance with the terms thereof. Lessor (and any assignee of Lessor’s interests in any such lease or financing transaction) is entitled to rely on this Certificate until notified otherwise by the Company in writing.

NAME	TITLE	SIGNATURE

[ASSISTANT] SECRETARY OF All Digital, Inc.
By:	/s/
Signature
Name
Print or type
Date

8